SUBSCRIPTION AGREEMENT

Foxmoor Holdings Corp.

SHARE INTERESTS FOXMOOR HOLDINGS CORP., A NEVADA CORPORATION, HAVE

NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IN

RELIANCE UPON EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 4(2) OF

THAT ACT. FURTHER, THE INTERESTS ARE BEING SOLD PURSUANT TO

REGISTRATION OR EXEMPTIONS IN VARIOUS STATES IN WHICH THEY ARE BEING

OFFERED AND MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER IN

SUCH JURISDICTIONS. THE INTERESTS CANNOT BE SOLD, TRANSFERRED, ASSIGNED

OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON

TRANSFERABILITY CONTAINED IN THE SHARE PURCHASE AGREEMENT, AND

APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND WILL NOT BE

TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH LAWS.

To be Fully Completed By Subscribers

Along With Appendices

If and when accepted by FOXMOOR HOLDINGS CORP. (the "Company"), this

Subscription Agreement shall constitute a subscription for Units of the Company. Each Unit consists of one share of common stock and one warrant to purchase shares of common stock at an exercise price of $2.00 per share for a period of two years. Subscriber agrees to purchase

__________________ (_____) Units, for the purchase price of $1.00 per Unit (the “Units" or

“Securities”). Each part of this Subscription Agreement must be completed by the subscriber and,

by his execution below, he acknowledges that he understands that the Company is relying upon the accuracy and completeness of this document in complying with the obligations under applicable securities laws.

1. Method of Subscription: The undersigned hereby subscribes for the number of Units set forth below, at a price of $1.00 per Unit issued by FOXMOOR HOLDINGS CORP.

The undersigned understands that before this subscription for Units will be accepted, the subscriber must have completed, executed, acknowledged, sworn to (where required) and returned to the Company, the following:

a. This Subscription Agreement;

b. The Purchaser Representative Affidavit, if applicable (available on request).

c. Cash, check or wire transfer payable to the order of "FOXMOOR HOLDINGS

CORP." in the amount of $1.00 for each Unit subscribed ($________ total investment).

The undersigned further agrees that this subscription is and shall be irrevocable, but the obligations hereunder will terminate if this subscription is not accepted by the Company in whole or in part, by the Closing Date. The Closing Date is April 7, 2008 (unless extended by the

Company).

2. Acceptance by Company: The undersigned understands that the Company will notify the subscriber whether the subscription has been accepted, or rejected, in whole or in part, within ten

(10) days after delivery to the Company or the Closing Date, whichever is later. If this subscription is rejected by the Company, all funds and documents tendered by the undersigned shall be returned promptly, without interest or deduction. It is understood that the Company shall have the sole discretion of determining which of the subscriptions should be rejected.

3. Receipt and Review of Information: The undersigned acknowledges that the undersigned has been furnished and has carefully read the information currently available on the Company.

4. Acknowledgment of Certain Restrictions. The undersigned hereby acknowledges that:

(a) An investment in the Company Units must be held at least one year.

(b) Because of the restrictions described below, there is a potential lack of any market existing or to exist for these Units (or the shares of common stock contained therein)

if and when any restrictions are lifted and possible adverse tax consequences may result from a resale of Units (or the shares of common stock contained therein) in the Company.

(c) The undersigned's right to transfer the Units (or the shares of common stock contained therein) will be subject to compliance with securities regulations promulgated by both state and federal governments.

(d) Prior to any transfer or assignment of Units (or the shares of common stock contained therein) becoming effective, the Company may require an opinion of counsel to the effect that such transfer or assignment will be made in compliance with applicable securities laws. Because the Units have not been registered under the Securities Act of 1933,

as amended, or the securities laws of any state, the undersigned must bear the economic risk of investment in the Units for an indefinite period of time. Therefore, the Units cannot be offered, sold, transferred, pledged or hypothecated to any person unless they are either subsequently registered under said Act or an exemption from such registration is available.

Further, unless the Units are registered under the securities act of the state in which offered and sold, the undersigned may not resell, hypothecate, transfer, assign or make any other disposition of said Units except in a transaction exempt or excepted from the registration requirements of the securities act of such state, and the specific approval of securities regulators of such sales may be required in some states.

5. Representations of Subscriber: The undersigned represents and warrants that:

(a) The undersigned represents that they have such knowledge and experience in business and financial matters that they are capable of evaluating the Company and the proposed activities thereof, and the risks and merits of investment in the Units, and of making an informed investment decision thereon, and have not consulted with others in connection with evaluating such risks and merits. The undersigned hereby further represents, by placing their initials in front of the applicable description:

_________ (i) I am a natural person (or corporation) whose individual net worth, or joint net worth with his or her spouse, at the time of purchase, is in excess of $1,000,000. For purposes of this paragraph, "net worth" means the excess of total assets at fair market value,

including home and personal property, over total liabilities.

_________ (ii) A natural person who had an individual income in excess of $200,000 or with his or her spouse had joint income in excess of $300,000 in each of the previous two years and who reasonably expects to have the same income level this year.

_________ (iii) A bank or savings and loan association acting in either its individual or a fiduciary capacity, any broker/dealer registered pursuant to Section 15 of the Securities

Exchange Act of 1934, as amended, an insurance company, an investment company registered under the Investment Company Act of 1940 or a business development company as defined in that Act, a Small Business Investment Partnership licensed by the U.S. Small

Business Administration, an employee benefit plan within the meaning of the Employee

Retirement Income Security Act of 1974, so long as the decision to invest in the Partnership is being made by a fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 at the date hereof, or, of a self-directed plan, with investment decisions made solely by persons that are accredited investors; or a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or a

corporation, partnership or other entity in which all of the equity owners qualify as accredited investors under any one or more of the previous categories.

_________ (iv) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (i.e., a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment).

__________ (v) An entity in which all of the equity owners are accredited investors. (If this alternative is checked, Subscriber must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

(b) The undersigned has carefully reviewed and understands the risks of, and other considerations relating to, a purchase of Units.

(c) The undersigned, and their purchaser representatives and investment advisors, if any, have been furnished all materials relating to the Company and its proposed activities, which they have requested, and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations or information.

(d) The Company has answered all inquiries directed to it by the undersigned concerning the

Company and its proposed activities, all matters relating to the technology transfer and the various underlying contracts and the offering and sale of the Units.

(e) The undersigned is acquiring the Units for their own account, as principal, for investment purposes only and not with a view to the resale or distribution of all or any part of such Units, and he has no present intention, agreement or arrangement to divide their participation with others or to resell, assign, transfer or otherwise dispose of all or any part of such Units unless and until they determine, at some future date, that changed circumstances, not contemplated by them at the time of their purchase, makes such disposition advisable.

(f) The undersigned, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold Units in the Company; has obtained tax advice as it deems necessary; and such entity has its principal place of business as set forth herein and has not been formed for the specific purpose of acquiring Units in the Company. (If the undersigned is one of the aforementioned entities, it hereby agrees to supply any additional written information that may be requested by the Company.)

(g) The undersigned has adequate means of providing for their current needs and personal contingencies and does not contemplate a need for liquidity in this investment.

(h) All of the information which is set forth in this document with respect to the undersigned is correct and complete as of the date hereof and, if there should be any material change in such information prior to the acceptance of this Subscription Agreement by the Company, the undersigned will immediately furnish the revised or corrected information to the Company.

6. Agreement to be Bound by Terms and Conditions: The undersigned hereby adopts,

accepts and agrees to be bound by all the terms and conditions of this Subscription Agreement, and by all the terms and provisions of the Units, primarily to include restrictions against transfer. The undersigned has been advised by the Company that the Units have not been and will not be registered under the Securities Act of 1933, that the Units will be issued on the basis of the statuary exemption provided b y Section 3(b) and Section 4(2) of the Act and/or Regulation D (Rule 506) thereunder,

relating to transactions by an issuer not involving any public offering and other applicable exemptions from registration under the Act and under similar exemptions under any applicable state securities laws, that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the reliance of the Company thereon is based in part upon the representations made by the undersigned in this Agreement. The undersigned acknowledges that the undersigned has been informed by the

Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act on the transfer of the Units. In particular, the undersigned agrees that no sale, assignment or transfer of any of the Units shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless the sale, assignment or transfer of the Units is: (i)

registered under the Act, it being understood that the Units are not currently registered or contemplated to be registered for sale and that the Company has no obligation or intention to so register the Units, or (ii) otherwise exempt from registration under the Act. The undersigned further understands that an opinion of counsel and other documents may be required to transfer the Units.

The undersigned acknowledges that the certificate or certificates, if any, evidencing the Units shall bear the following or a substantially similar legend and such other legends as may be required by state blue sky laws or otherwise:

“The securities represented by this certificate have not been registered under the Securities

Act of 1933, as amended (the “Act”), or any state securities laws, and neither such securities nor any interest therein may be offered, sold, pledged, assigned or otherwise transferred unless: (1) a registration statement with respect thereof is effective under the Act an any applicable state securities laws, or (2) the company receives an opinion of counsel to the holder of such securities which counsel and opinion are satisfactory to the Company, that such securities may be offered, sold, pledged, assigned or transferred in the manner contemplated, without an effective registration statement under the Act or applicable state securities laws.”

7. Investment Intent. The undersigned will acquire the Units for the undersigned’s own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has not present intention of distributing or selling of others any of such interest or granting any participation therein.

8. Company’s Investment Representations. The Company has not represented, guaranteed or warranted, nor has any Company officer or director represented or expressly implied that:

(i) the Company or the undersigned will realize any given percentage of profits, or any amount or type of consideration, profit or loss, as a result of the activities of the Company or the undersigned’s investment in the Company; or

(ii) the past performance or experience of the management of the

Company, or of any other person, in any way indicates the predictable results of the ownership of the Units or of the activities of the

Company;

(iii) The undersigned is not entering into this Agreement as a result of or subsequent to any generally published or broadcast

communication or meeting or any solicitation of a subscription by a person other than a representative of the Company;

(iv) The undersigned is not relying on the Company or any affiliate or agent of either of them with respect to the tax or economic considerations of an investment in the Units.

9. Indemnity: The undersigned hereby agrees to indemnify the Company and hold the

Company harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:

(a) Any inaccuracy in the Subscriber's declarations, representations, and warranties set forth in this Subscription Agreement;

(b) The disposition of any of the Units which Subscriber will receive, contrary to their declarations, representations and warranties set forth in this Subscription Agreement; and

(c) Any action, suit or proceeding based upon (i) the claim that said declarations,

representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (ii) the disposition of any of the Units or any part thereof.

10. Miscellaneous: The undersigned further understands, acknowledges and agrees that:

(a) This Subscription Agreement is not transferrable or assignable by the undersigned.

(b) This Subscription Agreement, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned.

(c) If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the representations and warranties herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors and assigns.

(d) This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of Nevada, except as to the manner in which the subscribing Shareholder elects to take title to Units which shall be construed in accordance with the state of his principal residence.

(e) This Subscription Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

11. Amount of Subscription:

(a) Number of Units (including

fractions thereof) of the

Company): __________

(b) Total Capital Contribution:

12. Type of Ownership for Units: The undersigned elects to hold title to the Units subscribed for herein as follows (check one):

[ ] Individual Ownership

(one signature required)

[ ] Community Property

(one signature required if interest held in one name (i.e., managing spouse), two signatures required if Share held in both names)

[ ] Tenants in Common

(both parties must sign)

[ ] Joint Tenants with Right of Survivorship (both parties must sign)

[ ] Trust

(include name of trust, name of trustee, date trust was formed, and copy of the Trust

Agreement or other authorization)

[ ] Partnership

(include a copy of the Statement of

Partnership or Partnership Agreement authorizing signature)

[ ] Corporation

(include certified corporate resolution authorizing signature)

[ ] Qualified Retirement Plan (or IRA)

(Please print here the exact name (registration) Subscriber desires on account) // Soc. Sec. # or Tax

ID. #

SOCIAL SECURITY OR TAXPAYER I.D. NUMBER MUST APPEAR ABOVE OR

WITHHOLDING PROVISIONS WILL BE IMPOSED UPON THE COMPANY.

(If a trust, date trust established and name of trustee:

________________________________________________)

(Note: Investors should seek the advice of their attorney in deciding in which of the above forms they should take ownership of the Units, since different forms of ownership can have varying gift tax, estate tax, income tax and other consequences, depending on the state of the investor's domicile and his particular personal circumstances. For example, in community property states, if community property assets are used to purchase Units held as separate property, this might have adverse gift tax consequences.)

I (we) prefer to have correspondence sent to:

I (we) prefer to have distributions sent to:

Home Phone Number _____________ Business Phone Number _________________

U.S. Citizen? ______Yes ______No

IN WITNESS WHEREOF, subject to acceptance by the Company, the undersigned has completed and executed this Subscription Agreement to evidence his subscription for Units of

FOXMOOR HOLDINGS CORP., a Nevada corporation, this day of ________, 2008.

Subscriber #1 (Print Name)

Signature

A copy of this subscription agreement will be returned to you when countersigned below. The

Company has accepted this Subscription this day of    , 2008.

FOXMOOR HOLDINGS CORP.

 A Nevada corporation

 By: ______________________________________

Vincent Simonelli, Chief Executive Officer